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                        VERTEX COMMUNICATIONS CORPORATION

                                   EXHIBIT 23
                                       TO
                           ANNUAL REPORT ON FORM 10-K
                     For Fiscal Year ended September 30,1998

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-27012 and File No. 333-53389 on Form S-8, and File No. 333-53391 on Form S-3.




                                       Arthur Andersen LLP



Dallas, Texas
December 21, 1998